SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                _________________________________________________

                                    Form 8-K

                     Pursuant to Section 13 or 15(d) of the

                       Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 14, 2003


                              OCEAN BIO-CHEM, INC.

               (Exact name of registrant as specified in charter)

            Florida                     2-70197                 59-1564329
         (State or other         (Commission File Number)      (IRS Employer
           jurisdiction                                      Identification No.)
         of Incorporation)

               4041 S.W. 47 Avenue, Fort Lauderdale, Florida 33314 (Address of principal executive office) (Zip Code)

        Registrant's telephone number, including area code: 954/587-6280


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Item 5.  Other Events

     On April 14, 2003, Sonia B. Beard was elected to the Company's Board of Directors to serve a term ending on the date of the next Annual Shareholders Meeting, unless re-elected. Ms. Beard has a financial background including positions in both public accounting and private industry. She currently holds a managerial position with Walt Disney Parks & Resorts. In addition, she has earned a CPA license from the state of Florida.

                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              OCEAN BIO-CHEM, INC.

Date:    April 14, 2003              By:________________________________
                                              Name:    Peter G. Dornau
                                              Title:   Chairman of the Board of
                                                       Directors and Chief
                                                       Executive Officer


Date:    April 14, 2003              By:________________________________
                                              Name:    Edward Anchel
                                              Title:   Chief Financial Officer